EXHIBIT 99.1

    Accrued Interest Date:                            Collection Period Ending:
    25-Jul-05                                                         31-Jul-05

    Distribution Date:      BMW Vehicle Owner Trust 2004-A             Period #
    25-Aug-05               ------------------------------                   15


    --------------------------------------------------------------------------------------------------------------------------------

    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                   Initial               Period End
        Receivables                                                         $1,500,120,934             $791,221,938
        Reserve Account                                                         $9,683,915              $13,753,806
        Yield Supplement Overcollateralization                                 $10,287,158               $5,289,385
        Class A-1 Notes                                                       $313,000,000                       $0
        Class A-2 Notes                                                       $417,000,000              $26,098,777
        Class A-3 Notes                                                       $470,000,000             $470,000,000
        Class A-4 Notes                                                       $256,312,000             $256,312,000
        Class B Notes                                                          $33,521,000              $33,521,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Receivables Outstanding                                     $831,426,812
        Calculation of Total Distribution Amount
            Regular Principal Distributable Amount
                Receipts of Scheduled Principal                                $22,560,280
                Receipts of Pre-Paid Principal                                 $17,026,308
                Liquidation Proceeds                                              $439,754
                Principal Balance Allocable to Gross Charge-offs                  $178,531
            Total Receipts of Principal                                        $40,204,874

            Interest Distribution Amount
                Receipts of Interest                                            $3,215,150
                Servicer Advances                                                  $69,521
                Reimbursement of Previous Servicer Advances                             $0
                Accrued Interest on Purchased Receivables                               $0
                Recoveries                                                         $25,902
                Net Investment Earnings                                            $36,036
            Total Receipts of Interest                                          $3,346,610

            Release from Reserve Account                                                $0

        Total Distribution Amount                                              $43,372,952

        Ending Receivables Outstanding                                        $791,221,938

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Unreimbursed Previous Servicer Advance                   $702,195
        Current Period Servicer Advance                                            $69,521
        Current Reimbursement of Previous Servicer Advance                              $0
        Ending Period Unreimbursed Previous Servicer Advances                     $771,716

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

        Deposits to Collection Account                                         $43,372,952
        Withdrawals from Collection Account
            Servicing Fees                                                        $692,856
            Class A Noteholder Interest Distribution                            $1,858,311
            First Priority Principal Distribution                                       $0
            Class B Noteholder Interest Distribution                               $98,328
            Regular Principal Distribution                                     $39,920,881
            Reserve Account Deposit                                                     $0
            Unpaid Trustee Fees                                                         $0
            Excess Funds Released to Depositor                                    $802,576
        Total Distributions from Collection Account                            $43,372,952



                                       1

    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
            Release from Reserve Account                                $698,615
            Release from Collection Account                             $802,576
        Total Excess Funds Released to the Depositor                  $1,501,192

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

        Amount Deposited from the Collection Account                 $41,877,520
        Amount Deposited from the Reserve Account                             $0
        Amount Paid to Noteholders                                   $41,877,520

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


        Monthly Principal Distributable Amount                   Current Payment     Ending Balance     Per $1,000         Factor
        Class A-1 Notes                                                       $0                 $0          $0.00          0.00%
        Class A-2 Notes                                              $39,920,881        $26,098,777         $95.73          6.26%
        Class A-3 Notes                                                       $0       $470,000,000          $0.00        100.00%
        Class A-4 Notes                                                       $0       $256,312,000          $0.00        100.00%
        Class B Notes                                                         $0        $33,521,000          $0.00        100.00%

        Interest Distributable Amount                            Current Payment         Per $1,000
        Class A-1 Notes                                                       $0              $0.00
        Class A-2 Notes                                                 $103,431              $0.25
        Class A-3 Notes                                               $1,045,750              $2.23
        Class A-4 Notes                                                 $709,130              $2.77
        Class B Notes                                                    $98,328              $2.93



    Carryover Shortfalls
    --------------------------------------------------------------------------------------------------------------------------------
                                                                      Prior
                                                                 Period Carryover    Current Payment     Per $1,000
        Class A-1 Interest Carryover Shortfall                             $0                 $0             $0
        Class A-2 Interest Carryover Shortfall                             $0                 $0             $0
        Class A-3 Interest Carryover Shortfall                             $0                 $0             $0
        Class A-4 Interest Carryover Shortfall                             $0                 $0             $0
        Class B Interest Carryover Shortfall                               $0                 $0             $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                       Beginning Period      Ending Period
        Number of Contracts                                                      48,666             47,452
        Weighted Average Remaining Term                                           37.23              36.28
        Weighted Average Annual Percentage Rate                                   4.66%              4.66%

        Delinquencies Aging Profile End of Period                         Dollar Amount         Percentage
            Current                                                        $718,062,121             90.75%
            1-29 days                                                       $60,401,458              7.63%
            30-59 days                                                      $10,132,425              1.28%
            60-89 days                                                       $1,539,665              0.19%
            90-119 days                                                        $439,803              0.06%
            120-149 days                                                       $646,466              0.08%
            Total                                                          $791,221,938            100.00%
            Delinquent Receivables +30 days past due                        $12,758,359              1.61%


        Write-offs
            Gross Principal Write-Offs for Current Period                      $178,531
            Recoveries for Current Period                                       $25,902
            Net Write-Offs for Current Period                                  $152,629

            Cumulative Realized Losses                                       $3,563,223



                                       2

        Repossessions                                                     Dollar Amount              Units
            Beginning Period Repossessed Receivables Balance                 $1,579,238                 67
            Ending Period Repossessed Receivables Balance                    $1,371,131                 67
            Principal Balance of 90+ Day Repossessed Vehicles                  $269,511                 12



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                     $5,573,378
        Beginning Period Amount                                              $5,573,378
        Ending Period Required Amount                                        $5,289,385
        Current Period Release                                                 $283,992
        Ending Period Amount                                                 $5,289,385
        Next Distribution Date Required Amount                               $5,012,629

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

        Beginning Period Required Amount                                    $14,452,422
        Beginning Period Amount                                             $14,452,422
        Net Investment Earnings                                                 $36,036
        Current Period Deposit                                                       $0
        Current Period Release to Collection Account                                 $0
        Current Period Release to Depositor                                    $698,615
        Ending Period Required Amount                                       $13,753,806
        Ending Period Amount                                                $13,753,806

                                       3